====================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
---------------------
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2013

SYNTHETIC FIXED-INCOME SECURITIES, INC.
ON BEHALF OF
STRATS(SM) TRUST FOR SPRINT CAPITAL CORPORATION SECURITIES, SERIES 2004-2
------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-70808-02 001-31985	52-2316339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Synthetic Fixed-Income Securities, Inc. 301 South College Charlotte, North Carolina	28288
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 214-6277
--------------------

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

The STRATS(SM) Trust for Sprint Capital Corporation Securities, Series 2004-2, which we refer to herein as the “Trust,” was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-2 in respect of the Trust dated as of January 30, 2004.

SECTION 8 – OTHER EVENTS

Item 8.01. OTHER EVENTS

On May 15, 2013, distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Sprint Nextel Corporation, formerly known as Sprint Corporation, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For information on Sprint Nextel Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under its Exchange Act file number, 001-04721.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by Sprint Nextel Corporation may be accessed on this site.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer or guarantor of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the STRATS(SM) Certificates, Series 2004-2 for May 15, 2013 Scheduled Distribution Date.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthetic Fixed-Income Securities, Inc.

By: /s/ Barbara Garafalo
Name: Barbara Garafalo
Title: Vice President

Date:  May 15, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the STRATS(SM) Certificates, Series 2004-2 for May 15, 2013 Scheduled Distribution Date.

4